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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 3, 1998 (July 27, 1998)
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                           SYNAGRO TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


            0-21054                                   76-0511324
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    (Commission File Number)                 (IRS Employer Identification No.)


                 5850 SAN FELIPE, SUITE 500 HOUSTON, TEXAS 77057
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               (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (713) 706-6180
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              16000 STUEBNER AIRLINE, SUITE 420 SPRING, TEXAS 77379
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         (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 27, 1998, Synagro Technologies, Inc. (the "Company") completed the acquisition from GroWest, Inc., a California corporation (the "Seller"), of all of the outstanding shares of capital stock of Recyc, Inc., a California corporation ("Recyc"). The consideration paid in the transaction consisted of
(i) a promissory note in the amount of $2,304,750, (ii) 1,475,323 shares of the Company's common stock, par value $.002 per share, (iii) payment of approximately $660,000 in bank debt, and (iv) the assumption of approximately $3,340,000 in other debts and obligations. The principal owed under the promissory note may be offset, and up to 375,000 of the shares issued to the Seller may be returned to the Company, if certain post closing conditions are not met. The amount of the consideration, the cash portion of which was financed by the Company's available cash balances, was determined by negotiations between the Company, the Seller and one of the principal stockholders of the Seller. Recyc is in the biosolids composting business, with its principal operations in California. No material relationship exists between the Seller or its principal stockholders and the Company or any of its affiliates, any director or officer of the Company or any associate of any such officer or director, except that in connection with the acquisition, the Company entered into a Lease Agreement with Option to Purchase with the two stockholders of the Seller, as trustees of a family trust of said stockholders, providing for the lease by Recyc from said trust of, with an option to purchase, the composting facility used by Recyc. In addition, the Company entered into a Transportation Agreement with Recyc Trucking, Inc., a California corporation ("RTI"), which is a wholly-owned subsidiary of the Seller, for the provision by RTI of certain transportation services relating to Recyc's operations.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  To be filed by amendment on or before October 9, 1998.

         (b)      Pro Forma Financial Information.

                  To be filed by amendment on or before October 9, 1998.

         (c)      Exhibits.

         The following exhibits, from which schedules have been omitted and will be furnished to the Commission upon its request, are filed with this report on Form 8-K.


         2.1 -- Stock Purchase Agreement, dated as of July 24, 1998, among Synagro Technologies, Inc., John A. Bremer and GroWest, Inc.

         4.1 -- Registration Rights Agreement dated July 24, 1998 between Synagro Technologies, Inc. and GroWest, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SYNAGRO TECHNOLOGIES, INC.


                                        By:      /s/ Ross M. Patten
                                           ---------------------------------
                                                  Ross M. Patten
                                                  President and
                                             Chief Executive Officer


August 3, 1998




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                                    EXHIBITS

  EXHIBIT
    NO.                       DESCRIPTION
  -------                     -----------
2.1         --     Stock Purchase Agreement, dated as of July 24, 1998, among
                   Synagro Technologies, Inc., John A. Bremer and GroWest, Inc.

4.1         --     Registration Rights Agreement, dated July 24, 1998, between
                   Synagro Technologies, Inc. and GroWest, Inc.